SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


                       Date of Report: February 6, 1998
                      (Date of earliest event reported)


                     FIRSTPLUS Investment Corporation
           -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



         Nevada                      333-26527        75-2596063
---------------------------        -------------    --------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
          of Incorporation)        File Number)        Identification No.)


     377 Howard Hughes Parkway
             Suite 300N
           Las Vegas, Nevada                                     89101
       --------------------------

         (Address of Principal                          (Zip Code)
           Executive Offices)

     Registrant's telephone number, including area code:  (702) 892-3772

                                No Change
        (Former Name or Former Address, if Changed Since Last Report)

     Item 5.   Other Events
               ------------

          Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-26527) pursuant to which the Registrant registered issuances of FIRSTPLUS Home Loan Owner Trust asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 10, 1997, and the related Prospectus Supplement, dated January 30, 1998 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), relating to the publicly offered FIRSTPLUS Home Loan Owner Trust 1998-1 Asset Backed Securities, Series 1998-1, consisting of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class M-1 and Class M-2 Asset Backed Notes (the "Publicly Offered Securities"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Prospectus.

          The Publicly Offered Securities were sold to PaineWebber Incorporated ("PaineWebber"), Bear, Stearns & Co. Inc., Deutsche Morgan Grenfell Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "Underwriters") pursuant to the terms of an underwriting agreement dated June 12, 1997, (the "Underwriting Agreement"), as supplemented by a terms agreement dated January 30, 1998 (the "Terms Agreement"), each among PaineWebber, as representative (the "Representative") of the Underwriters, the Registrant, FIRSTPLUS Financial, Inc. ("FFI") and FIRSTPLUS Financial Group, Inc. A copy of the Underwriting Agreement was previously filed with the Commission and a copy of the Terms Agreement is filed herewith as Exhibit 1.1.

          The Notes were issued pursuant to an Indenture dated as of February 1, 1998 (the "Indenture") among FIRSTPLUS Home Loan Owner Trust 1998-1 (the "Issuer" or the "Trust") and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.1.

          The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of home loans (the "Home Loans") consisting of loans which are secured by mortgages, deeds of trust or other similar security instruments. The Home Loans consist of loans for which the related proceeds were used to finance (i) property improvements, (ii) debt consolidation, or (iii) a combination of property improvements, cash-out or other consumer purposes.

          The Home Loans were sold by FFI to the Registrant pursuant to the terms of a Loan Sale Agreement dated as of February 1, 1998 (the "Loan Sale Agreement") and were simultaneously sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement (defined below). A copy of the Loan Sale Agreement is filed herewith as Exhibit 10.1.

          The Home Loans will be serviced by FFI, an affiliate of the Registrant, pursuant to the terms of a Sale and Servicing Agreement dated as of February 1, 1998 (the "Sale and Servicing Agreement") among the Registrant, as Seller, FFI, as Transferor and Servicer, the Issuer, and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.2.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits

          Exhibit No.    Description
          --------------------------

              1.1   Terms Agreement

              4.1   Indenture

             10.1   Loan Sale Agreement

             10.2   Sale and Servicing Agreement


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRSTPLUS INVESTMENT CORPORATION




                              By:   /s/ Lee F. Reddin
                                  -----------------------------------------
                                   Name:  Lee F. Reddin
                                   Title: Vice President


Dated:  February 25, 1998



                                EXHIBIT INDEX
                                -------------

Exhibit No.                   Description                          Page No.
-----------                   -----------                          --------

    1.1                  Terms Agreement

    4.1                  Indenture

   10.1                  Loan Sale Agreement

   10.2                  Sale and Servicing Agreement